THE PIEDMONT INVESTMENT TRUST

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                         THE PIEDMONT SELECT VALUE FUND

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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            Dated September 22, 2005


This Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated April 26, 2005, for The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust, updates the Prospectus and SAI (as previously supplemented on May 3, 2005 and May 20, 2005) to include additional information as described below. For further information, please contact the Fund toll-free at 800-773-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

o As of September 1, 2005, the address for the Advisor and the Trust was changed to:

                              324 W. Wendover Ave.
                                    Suite 135
                        Greensboro, North Carolina 27408

Therefore, all references to the address of the Advisor on pages 1 and 9 of the Prospectus and page 17 of the SAI, and to the Trust on pages 1 and 12 of the SAI, should be amended to reflect this change.

o The following paragraph replaces the "Disclosure of Portfolio Holdings" section beginning on page 4 of the Prospectus:

Disclosure of Portfolio Holdings. The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including a list of the complete portfolio holdings as of the 15th day and the last day of each month. The Fund will generally make this information available to the public on its website at http://www.piedmontselectvaluefund.com within twenty (20) days after the end of the corresponding period and such information will remain available until new information for the next period is posted. To reach this information, scroll to the bottom of The Piedmont Select Value Fund section of the web page and click on the link entitled "Portfolio Holdings". Additional descriptions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Fund's Statement of Additional Information ("SAI").

o The following paragraph replaces the third paragraph of the "Disclosure of Portfolio Holdings" section beginning on page 23 of the SAI:


The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including a list of the complete portfolio holdings as of the 15th day and the last day of each month. The Fund will generally make this information available to the public on its website at http://www.piedmontselectvaluefund.com within twenty (20) days after the end of the corresponding period and such information will remain available until new information for the next period is posted. The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website.



          Investors Should Retain This Supplement for Future Reference
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